UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BUTLER NATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
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Your Vote Counts! BUTLER NATIONAL CORPORATION ADAM SEFCHICK ONE AERO PLAZA NEW CENTURY, KS 66031 BUTLER NATIONAL CORPORATION 2026 Annual Meeting Vote by September 29, 2026 11:59 PM ET Vote in Person at the Meeting* September 30, 2026 10:00 AM CT Hallbrook Country Club 11200 Overbrook Rd Leawood, Kansas 66211 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T02865-P56455 You invested in BUTLER NATIONAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 30, 2026. Get informed before you vote View the Form 10-K, Notice and Proxy Statement and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T02866-P56455 Voting Items Board Recommends 1. Elect two (2) directors to serve for a term of one (1) year or until a successor is elected and qualified; Nominees: 1a. Michael A. Loh For 1b. Julie M. Bowen For 2. Ratify the selection of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027. For 3. Vote on an advisory basis to approve the compensation of the Company’s Named Executive Officers. For NOTE: Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T02863-P56455 Nominees: 2. Ratify the selection of RBSM, LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2027. The Board of Directors recommends you vote FOR proposals 2 and 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3. Vote on an advisory basis to approve the compensation of the Company's Named Executive Officers. NOTE: Transact such other business as may properly come before the meeting or any postponements or adjournments thereof. 1. Elect two (2) directors to serve for a term of one (1) year or until a successor is elected and qualified; For Against Abstain For Against Abstain ! !! ! !! BUTLER NATIONAL CORPORATION The Board of Directors recommends you vote FOR the following: BUTLER NATIONAL CORPORATION ADAM SEFCHICK ONE AERO PLAZA NEW CENTURY, KS 66031 1a. Michael A. Loh 1b. Julie M. Bowen ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting information. Vote by 11:59 P.M. ET on September 29, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com. T02864-P56455 BUTLER NATIONAL CORPORATION Annual Meeting of Stockholders September 30, 2026 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jeffrey D. Yowell and Adam B. Sefchick, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all the shares of Common stock of BUTLER NATIONAL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Central Time on September 30, 2026, at Hallbrook Country Club, 11200 Overbrook Rd, Leawood, Kansas 66211, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side